SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )
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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

Unifi, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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7201 West Friendly Avenue
Greensboro, North Carolina 27410

September 26, 2006

TO THE SHAREHOLDERS OF
  UNIFI, INC.

The Annual Meeting of Shareholders of your Company will be held at 9:00 A.M. Eastern Daylight Savings Time on Wednesday, October 25, 2006, at the Company’s corporate headquarters at 7201 West Friendly Avenue, Greensboro, North Carolina. The Notice of the Annual Meeting and the Proxy Statement containing detailed information about the business to be transacted at the meeting, as well as a proxy card, are enclosed.

Detailed information relating to the Company’s activities and operating performance is contained in our Annual Report on Form 10-K for the fiscal year ended June 25, 2006, which is also enclosed.

You are cordially invited to attend the Annual Meeting of Shareholders in person. We would appreciate your signing, dating and returning the accompanying proxy card in the enclosed postage-paid return envelope so that your shares can be voted in the event you are unable to attend the meeting. Your proxy will be returned to you if you are present at the meeting and so request.

Sincerely,

Brian R. Parke
Chairman, President and CEO

7201 West Friendly Avenue
Greensboro, North Carolina 27410

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 25, 2006

To The Shareholders of Unifi, Inc.:

The Annual Meeting of Shareholders of Unifi, Inc. will be held at the Company’s corporate headquarters at 7201 West Friendly Avenue, Greensboro, North Carolina, on Wednesday, October 25, 2006 at 9:00 A.M. Eastern Daylight Savings Time, for the following purposes:

1.	To elect eight (8) directors to serve until the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified.

2.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors, under the provisions of the Company’s By-Laws, has fixed the close of business on September 22, 2006, as the record date for determination of Shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournment or adjournments thereof. The transfer books of the Company will not be closed.

YOUR VOTE IS IMPORTANT and the Board of Directors would appreciate your signing, dating and returning the accompanying proxy card promptly. A postage-paid return envelope is enclosed for your convenience. A proxy may be revoked by the Shareholder at any time before it is exercised.

By Order Of The Board Of Directors:

Charles F. McCoy
Vice President, Secretary and General Counsel

Greensboro, North Carolina
September 26, 2006

PROXY STATEMENT
SOLICITATION OF PROXIES
VOTING OF SHARES
INFORMATION RELATING TO PRINCIPAL SECURITY HOLDERS
ELECTION OF DIRECTORS
NOMINEES FOR ELECTION AS DIRECTORS
BENEFICIAL OWNERSHIP OF COMMON STOCK BY DIRECTORS AND EXECUTIVE OFFICERS
DIRECTORS’ COMPENSATION
COMMITTEES OF THE BOARD OF DIRECTORS
SHAREHOLDER RECOMMENDATIONS FOR DIRECTOR NOMINEES
ATTENDANCE OF DIRECTORS
CORPORATE GOVERNANCE MATTERS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS
INSIDER TRANSACTIONS
AUDIT COMMITTEE REPORT
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
EXECUTIVE OFFICERS AND THEIR COMPENSATION
OPTION GRANTS, EXERCISES AND OPTION/SAR VALUES
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES
EMPLOYMENT AND TERMINATION AGREEMENTS
PERFORMANCE GRAPH — SHAREHOLDER RETURN ON COMMON STOCK
INFORMATION RELATING TO THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SHAREHOLDER PROPOSALS
HOUSEHOLDING OF ANNUAL MEETING MATERIALS
ANNUAL REPORT
OTHER MATTERS

7201 West Friendly Avenue
Greensboro, North Carolina 27410

PROXY STATEMENT

SOLICITATION OF PROXIES

This solicitation of the enclosed proxy is made by the Board of Directors (the “Board”) of Unifi, Inc. (the “Company”) for use at the Annual Meeting of Shareholders to be held Wednesday, October 25, 2006, at 9:00 A.M. Eastern Daylight Savings Time, at the Company’s corporate headquarters located at 7201 West Friendly Avenue, Greensboro, North Carolina, or at any adjournment or adjournments thereof (the “Annual Meeting”). This statement and the form of proxy will first be mailed to the Shareholders entitled to notice of the Annual Meeting on or about September 26, 2006.

The expense of this solicitation will be borne by the Company. Solicitations of proxies may be made in person, by mail or by telephone, telegraph or electronic means by directors, officers and regular employees of the Company who will not be specially compensated in such regard. In addition, the Company has retained D. F. King & Company to assist in the solicitation of proxies and will pay such firm a fee estimated not to exceed $8,000 plus reimbursement of expenses. Arrangements will be made with brokers, nominees and fiduciaries to send proxies and proxy materials, at the Company’s expense, to their principals.

The Company’s common stock (the “Common Stock”), par value $.10 per share is the only class of stock of the Company. Shareholders of record, as of the close of business on September 22, 2006 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. As of the Record Date, the Company had outstanding 52,208,467 shares of its Common Stock. Each share of the Common Stock entitles the holder to one vote with respect to each matter coming before the Annual Meeting and all such shares vote as a single class.

All shares represented by valid proxies received pursuant to this solicitation and not revoked before they are exercised will be voted in the manner specified therein. If no specification is made with respect to the matter to be acted upon, the shares represented by the proxies will be voted (i) in favor of electing as directors of the Company the eight (8) nominees for director named in this Proxy Statement, and (ii) in the discretion of the proxy holders on any other matters presented at the Annual Meeting. If the enclosed form of proxy is executed and returned it may, nevertheless, be revoked at any time before it is voted by written notice to the Secretary of the Company, by submitting a properly signed proxy with a later date or by the Shareholder personally attending and voting his or her shares at the Annual Meeting.

VOTING OF SHARES

The holders of a majority of the outstanding shares entitled to vote, present in person or represented by proxy at this meeting, will constitute a quorum for the transaction of business. New York law and the Company’s By-Laws require the presence of a quorum at annual meetings of shareholders. Abstentions and broker non-votes are counted as present for purposes of determining a quorum.

Each share represented is entitled to one vote on all matters properly brought before the Annual Meeting. Please specify your choice by marking the appropriate box on the enclosed proxy card and signing, dating and returning it. Directors will be elected by a plurality of the votes cast by the Shareholders at a meeting in which a quorum is present. Therefore, shares not voted and broker non-votes will have no affect on the election of directors.

INFORMATION RELATING TO PRINCIPAL SECURITY HOLDERS

The following table sets forth information, as of September 1, 2006, with respect to each person known or believed by the Company to be the beneficial owner of more than five percent (5%) of the Common Stock. The nature of beneficial ownership of the shares indicated is set forth in the notes following the table.

Name and Address of	Amount and Nature	Percent of
Beneficial Owner	Beneficially Owned(1)	Class

Dimensional Fund Advisors Inc.(2)	4,605,462	8.83%
1299 Ocean Avenue
11th Floor
Santa Monica, CA 90401

(1)	“Beneficial Ownership,” for purposes of the table, is determined according to the meaning of applicable securities regulations and based on a review of reports filed with the Securities and Exchange Commission (the “SEC”) pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(2)	As indicated in its Schedule 13G/A, filed February 6, 2006, Dimensional Fund Advisors Inc., an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, may be deemed to beneficially own 4,605,462 shares by virtue of having sole voting and dispositive power over 4,605,462 shares.

ELECTION OF DIRECTORS

General Information —

The Board presently is fixed at eight (8) members. All the nominees for election are presently serving and have consented to be named in this Proxy Statement and to serve, if elected. Although the Board expects that each of the nominees will be available for election, in the event a vacancy in the slate of nominees is occasioned by death or other unexpected occurrence, it is intended that shares represented by proxies in the accompanying form will be voted for the election of a substitute nominee selected by the persons named in the proxy.

Set forth below is the name of each of the eight (8) nominees for election to the Board, as well as each such person’s age, his or her current principal occupation (which has continued for at least the past five years unless otherwise indicated) together with the name and principal business of the company by which such person is employed, the period during which such person has served as director, all positions and offices that such person holds with the Company and such person’s directorships in other companies with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or companies registered as an investment company under the Investment Company Act of 1940.

NOMINEES FOR ELECTION AS DIRECTORS

WILLIAM J. ARMFIELD, IV (71) — Mr. Armfield has been the President of Spotswood Capital, LLC, Greensboro, North Carolina, a private investment company since 1995. Mr. Armfield was a director and President of Macfield, Inc., a textile company in North Carolina, from 1970 until August 1991, when Macfield, Inc. merged with and into Unifi, Inc. Mr. Armfield was the Vice Chairman and a director of the Company from 1991 to December of 1995. Mr. Armfield again became a director of the Company in 2001, and is a member of the Company’s Audit Committee and Compensation Committee (Chair). Mr. Armfield serves as the Audit Committee financial expert.

R. WILEY BOURNE, JR. (69) — Mr. Bourne is the retired Vice-Chairman and Executive Vice President of Eastman Chemical Company, Kingsport, Tennessee, which position he held from 1994 to 2000. Mr. Bourne has been a director of the Company since 1997, and is a member of the Company’s Corporate Governance and Nominating Committee and Audit Committee (Chair).

CHARLES R. CARTER (74) — Mr. Carter is the retired Minister of the Forest Hills Presbyterian Church, High Point, North Carolina, which position he held from 1967 to 1997. Mr. Carter has been a director of the Company since 1982, and is a member of the Company’s Compensation Committee and Corporate Governance and Nominating Committee (Chair).

SUE W. COLE (55) — Ms. Cole is a Principal of Granville Capital, Inc. and has been since July 2006. Prior to joining Granville Capital, Inc. she had been the Regional Chief Executive Officer, Mid-Atlantic Region, for U.S. Trust

Company, N.A. since July 2003. In July 2003, U.S. Trust Company of North Carolina merged with U.S. Trust Company, N.A. Prior to the merger she had been the President, from 1997 to 2003, and President and Chief Executive Officer, from 2001 to 2003, of U.S. Trust Company of North Carolina. She also serves as a member of the Board of Directors of Martin Marietta Materials, Inc. She became a director of the Company in 2001, and is a member of the Company’s Audit Committee and Compensation Committee.

J.B. DAVIS (61) — Mr. Davis is the President and Chief Executive Officer of Klaussner Furniture Industries, Inc., Asheboro, North Carolina. Mr. Davis has been an Executive Officer and director of Klaussner Furniture Industries, Inc. since February 1970 and was elected as President and Chief Executive Officer in 1981. Mr. Davis has been a director of the Company since 1996, and is a member of the Company’s Corporate Governance and Nominating Committee.

KENNETH G. LANGONE (70) — Mr. Langone has been the President and Chief Executive Officer of Invemed Associates, LLC, an investment banking firm, New York, New York, since 1974. Mr. Langone is a director of ChoicePoint Inc., The Home Depot, Inc. and YUM! Brands, Inc. Mr. Langone has been a director of the Company since 1969.

DONALD F. ORR (63) — Mr. Orr has been the Chairman of Sweet Pea Capital, Greensboro, North Carolina, an investment capital firm, since November, 1978. Mr. Orr has been a director of the Company since 1988, and served as Chairman of the Board from October 2000 to April 2004. Additionally, he has served as the independent “Lead Director” of the Board since October 2004. He is also a member of the Company’s Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee.

BRIAN R. PARKE (58) — Mr. Parke has been the Chief Executive Officer of the Company since January 2000 and the President of the Company since 1999. He also served as Chief Operating Officer of the Company from 1999 to 2000. Prior to that time, Mr. Parke had been the Manager or President of the Company’s former Irish subsidiary (Unifi Textured Yarns Europe Limited) since its acquisition by the Company in 1984 and became a Vice President of the Company in October 1993. Mr. Parke was elected to the Board in July 1999 and was elected Chairman of the Board in 2004.

No director has a family relationship as close as first cousin with any other director, nominee for director or executive officer of the Company.

The Board recommends that the Shareholders vote to elect all of the nominees as directors.

BENEFICIAL OWNERSHIP OF COMMON STOCK
BY DIRECTORS AND EXECUTIVE OFFICERS

The following table presents information regarding the beneficial ownership of the Company’s Common Stock, within the meaning of applicable securities regulations, of all current directors of the Company and each of the executive officers named in the Summary Compensation Table included herein, and of such directors and all executive officers of the Company as a group, all as of September 1, 2006.

	Amount and Nature of	Percentage
Name	Beneficial Ownership(1)	of Class

William J. Armfield, IV (2)	932,695	1.69%
R. Wiley Bourne, Jr. (3)	21,320	*
Charles R. Carter (4)	30,501	*
Thomas H. Caudle, Jr. (5)	256,810	*
Sue W. Cole	10,000	*
J. B. Davis (6)	40,000	*
Benny L. Holder (7)	258,166	*
Kenneth G. Langone (8)	2,205,000	4.0%
William M. Lowe, Jr. (9)	428,333	*
Charles F. McCoy (10)	234,894	*
Donald F. Orr (11)	161,364	*
Brian R. Parke (12)	1,550,759	2.8%
All directors and executive officers as a group (14 persons) (13)	6,303,747	11.45%

*	Represents less than one percent (1%) of the Company’s Common Stock.

(1)	All shares are owned directly and with sole voting and investment power, except as otherwise noted.

(2)	Includes 2,680 shares held in trust for the benefit of Mr. Armfield’s children, as to which he has shared voting and investment power, which shares are deemed to be beneficially owned by him.

(3)	Includes 20,000 shares that Mr. Bourne has the right to purchase under presently exercisable stock options granted to him by the Company, as to which he would have sole voting and investment power upon acquisition, and 1,320 shares owned by his wife, as to which she has sole voting and investment power, which shares are deemed to be beneficially owned by him.

(4)	Includes 10,000 shares that Mr. Carter has the right to purchase under presently exercisable stock options granted to him by the Company, as to which he would have sole voting and investment power upon acquisition.

(5)	Includes 251,890 shares that Mr. Caudle has the right to purchase under stock options granted to him by the Company that are currently exercisable or become exercisable within 60 days of September 1, 2006, as to which he would have sole voting and investment power upon acquisition.

(6)	Includes 20,000 shares that Mr. Davis has the right to purchase under presently exercisable stock options granted to him by the Company, as to which he would have sole voting and investment power upon acquisition.

(7)	Includes 253,166 shares that Mr. Holder has the right to purchase under stock options granted to him by the Company that are currently exercisable or become exercisable within 60 days of September 1, 2006, as to which he would have sole voting and investment power upon acquisition.

(8)	Includes 10,000 shares that Mr. Langone has the right to purchase under presently exercisable stock options granted to him by the Company, as to which he would have sole voting and investment power upon acquisition, 135,000 shares owned by Invemed Associates, LLC, in which Mr. Langone owns 81%, and 1,885,000 shares owned by Invemed Catalyst Fund, LLP of which Mr. Langone has shared voting and investment power.

(9)	Includes 353,333 shares that Mr. Lowe has the right to purchase under stock options granted to him by the Company that are currently exercisable or become exercisable within 60 days of September 1, 2006, as to which he would have sole voting and investment power upon acquisition.

(10)	Includes 226,890 shares that Mr. McCoy has the right to purchase under stock options granted to him by the Company that are currently exercisable or become exercisable within 60 days of September 1, 2006, as to which he would have sole voting and investment power upon acquisition, and 1,100 shares jointly owned with his wife as to which he has shared voting and investment power.

(11)	Includes 10,000 shares that Mr. Orr has the right to purchase under presently exercisable stock options granted to him by the Company, as to which he would have sole voting and investment power upon acquisition, and 3,950 shares owned by the Orr Family Trust over which he has shared voting and investment power.

(12)	Includes 1,493,159 shares that Mr. Parke has the right to purchase under stock options granted to him by the Company that are currently exercisable or become exercisable within 60 days of September 1, 2006, as to which he would have sole voting and investment power upon acquisition.

(13)	Includes an aggregate 173,905 shares that two additional executive officers have the right to purchase under stock options granted by the Company that are currently exercisable or become exercisable within 60 days of September 1, 2006, as to which they would have sole voting and investment power upon acquisition.

DIRECTORS’ COMPENSATION

During the fiscal year ended June 25, 2006, each director, who was not an employee of the Company, was paid an annual retainer of $24,000 and an additional $1,000 for each Board meeting attended and for each meeting of Board committees on which they serve when such meeting was held on a day other than a day scheduled for a regular Board meeting. Each such director was also reimbursed for reasonable expenses incurred in attending those meetings. During fiscal year 2006, Mr. Orr, as Lead Director of the Board, was paid $15,000 in addition to his regular director fees. The Chairman of each of the Company’s Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee was also paid $15,000 each, in addition to their regular directors fees, for serving in that capacity on those committees. Directors who are employees of the Company are paid an attendance fee of $1,000 for each Board meeting attended. Directors who attend Board or committee meetings via telephone conferencing receive attendance fees as if they were physically present at such Board or committee meetings.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has three (3) standing committees: the Compensation Committee, the Audit Committee, and the Corporate Governance and Nominating Committee. The Compensation Committee (composed of Messrs. Armfield (Chair), Carter, Orr and Ms. Cole) met five times during the last fiscal year. The Audit Committee (composed of Messrs. Bourne (Chair), Armfield, Orr and Ms. Cole) met six times during the last fiscal year. The Corporate Governance and Nominating Committee (composed of Messrs. Carter (Chair), Bourne, Davis and Orr) met two times during the last fiscal year.

The Compensation Committee operates under a written charter, adopted in April 2003 and amended in July 2004. The Compensation Committee discharges the Board’s responsibilities relating to compensation of the Company’s executive officers. At least annually, the Compensation Committee reviews and approves corporate goals and objectives relevant to the compensation of each executive officer of the Company (including the Chief Executive Officer), evaluates each executive officer’s performance in light of these goals and objectives, and sets each executive officer’s compensation level based on this evaluation. The Compensation Committee annually determines whether the Chief Executive Officer and other executive officers will participate in any annual or long-term incentive plans established for the Company’s executive officers or employees. The Committee also administers and grants stock options to the Company’s officers, employees and consultants pursuant to the Company’s equity-based plans, including the 1999 Unifi, Inc. Long-term Incentive Plan (the “1999 Plan”). Each member of the Compensation Committee is an independent director, in accordance with the independence requirements of the New York Stock Exchange Corporate Governance Standards.

The Audit Committee operates under a written charter, adopted in April 2000 and most recently amended in July 2004. The Audit Committee discharges the Board’s responsibility relating to the oversight of: (i) the integrity of the financial statements of the Company, (ii) the compliance by the Company with legal and regulatory requirements, (iii) the independent auditor’s independence and qualifications, and (iv) the performance of the Company’s internal audit function and independent auditors. The Audit Committee, among other things, is responsible for the appointment, compensation, retention, and oversight of the Company’s independent auditors and reviews the financial statements, audit reports, internal controls and internal audit procedures. Each member of the Audit

Committee is an independent director, in accordance with the independence requirements of the SEC and the New York Stock Exchange Corporate Governance Standards.

The Corporate Governance and Nominating Committee operates under a written charter, adopted in April 2003 and amended in July 2004. The Corporate Governance and Nominating Committee is responsible for, among other things, identifying candidates to serve as directors of the Company consistent with criteria approved by the Board, and for making recommendations to the Board of qualified nominees for election or re-election as directors of the Company. It is also responsible for recommending to the Board for the Board’s approval all committee members and chairpersons. The Corporate Governance and Nominating Committee is responsible for establishing a system for, and monitoring the process of, performance reviews of the Board, its committees and key management personnel. The Corporate Governance and Nominating Committee reviews the Corporate Governance Issues and Policies Guidelines (the “Corporate Governance Guidelines”) from time to time and recommends to the Board any changes to the Corporate Governance Guidelines. The Corporate Governance and Nominating Committee also monitors compliance with the Company’s Ethical Business Conduct Policy Statement (the “Policy Statement”), reviews the Policy Statement from time to time and provides recommendations to the Board for any changes to the Policy Statement. Each member of the Corporate Governance and Nominating Committee is an independent director, in accordance with the independence requirements of the New York Stock Exchange Corporate Governance Standards.

SHAREHOLDER RECOMMENDATIONS FOR DIRECTOR NOMINEES

The Corporate Governance and Nominating Committee will consider those recommendations by Shareholders of director nominees which are submitted in writing with biographical and business experience information to the Secretary of the Company, in the manner described in the section entitled “Shareholder Proposals” contained in this Proxy Statement. All nominees for director must demonstrate integrity, accountability, informed judgment, financial literacy, passion, creativity and vision. In addition, the Board is comprised of directors from various backgrounds and professions in order to maximize perspective and ensure a wealth of experiences to inform its decisions. Men and women of different ages, races and ethnic backgrounds can contribute different, useful perspectives, and can work effectively together to further the Company’s mission. The Corporate Governance and Nominating Committee reviews the background and qualifications of each nominee to determine his or her experience, competence and character, and assesses such nominee’s potential contribution to the Board. Shareholder nominees will be analyzed by the Corporate Governance and Nominating Committee in the same manner as nominees that are otherwise considered by the Corporate Governance and Nominating Committee.

ATTENDANCE OF DIRECTORS

The Board met four (4) times during fiscal year 2006. All directors attended at least seventy-five percent (75%) of the aggregate number of meetings of the Board and all meetings held by all committees of the Board on which they serve during the period in which they served as a director or a committee member, except for Mr. Davis, who attended sixty percent (60%) of the aggregate of such meetings.

CORPORATE GOVERNANCE MATTERS

Director Independence

For a director to be considered independent under the New York Stock Exchange Corporate Governance Standards, the Board must affirmatively determine that the director has no direct or indirect “material relationship” with the Company, other than as a director. In accordance with the New York Stock Exchange Corporate Governance Standards, the Board has adopted categorical standards to assist it in making independence determinations. These Director Independence Standards are attached to this Proxy Statement as Appendix A and are also available on the Company’s website referenced below as Exhibit A to the Corporate Governance Guidelines.

After considering these categorical standards, the New York Stock Exchange Corporate Governance Standards, and all other relevant facts and circumstances, including commercial or charitable relationships between the directors and the Company, the Board has determined that all of its members meet the Company’s categorical standards, meet the independence requirements of the New York Stock Exchange and are independent, except for Brian R. Parke who is employed by the Company.

Corporate Governance Guidelines and Committee Charters

In furtherance of its longstanding goal of providing effective governance of the Company’s business for the benefit of Shareholders, the Board has adopted the Corporate Governance Guidelines. Each of the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee operate under written charters that have been adopted by the Board. The Corporate Governance Guidelines and the committee charters are available on the Company’s website at www.unifi.com under the “Investor Relations” section. In addition, print copies of the Corporate Governance Guidelines and the committee charters are available to any Shareholder that requests a copy. Information on the Company’s website, however, does not form a part of this Proxy Statement.

Audit Committee Financial Expert

The Board has determined that at least one member of the Audit Committee, William J. Armfield, IV, is an audit committee financial expert. Mr. Armfield is “independent” as that term is defined in the New York Stock Exchange Corporate Governance Standards.

Executive Sessions of Non-Management Directors

Non-management Board members meet without management present at regularly scheduled executive sessions. In addition, to the extent that, from time to time, the group of non-management directors includes directors that are not independent, at least once a year there will be scheduled an executive session including only independent directors. During fiscal 2006, Mr. Orr, as the Company’s independent Lead Director, presided over meetings of the independent and non-management directors.

Code of Business Conduct and Ethics; Ethical Business Conduct Policy Statement

The Company has adopted a written Code of Business Conduct and Ethics applicable to members of the Board and executive officers, including the Chief Executive Officer and Chief Financial Officer (the “Code of Business Conduct and Ethics”). The Company has also adopted the Policy Statement that applies to all employees. The Code of Business Conduct and Ethics and the Policy Statement are available on the Company’s website referenced above, under the “Investor Relations” section and printed copies of each are available to any Shareholder that requests a copy. Any amendments to or waiver of the Code of Business Conduct and Ethics will be disclosed on the Company’s website promptly following the date of such amendment or waiver. Information on the Company’s website, however, does not form a part of this Proxy Statement.

Shareholder Communications

You may communicate directly with the entire Board, any committee of the Board, the Chair of any Board committee, any individual director, the independent Lead Director, the independent or non-management directors, as a group, or any other group of directors by writing to: Unifi, Inc. Board of Directors, c/o Corporate Compliance Officer, 7201 West Friendly Avenue, Greensboro, North Carolina 27410. Any correspondence sent in this manner and directed to the Lead Director, any particular director, any group of directors, or any particular committee will be forwarded accordingly. If no specific addressee is provided, the communication will be forwarded to the Chairman of the Board. Reference is also made to Article VIII of the Corporate Governance Guidelines.

Director Attendance at Annual Meetings

At the 2005 Annual Meeting of Shareholders, six of the eight members of the Board were in attendance. The Company believes that the Annual Meeting is an opportunity for Shareholders to communicate directly with the directors. Directors are encouraged to attend the Annual Meeting of Shareholders.

COMPENSATION COMMITTEE INTERLOCKS AND
INSIDER PARTICIPATION IN COMPENSATION DECISIONS

None of the individuals that served as a member of the Compensation Committee during fiscal 2006 were at any time officers or employees of the Company or any of its subsidiaries or had any relationship with the Company requiring disclosure under SEC regulations, except for the relationship between Mr. Orr’s son, Donald Fraser Orr, Jr., and the Company described under “Insider Transactions” below.

INSIDER TRANSACTIONS

Mr. Langone is a director, stockholder, and Chairman of the Board of Salem National Corporation. In fiscal 2006, the Company paid Salem Leasing Corporation, a wholly owned subsidiary of Salem National Corporation, $3,079,689 in connection with leases of tractors and trailers, and for related services. The terms of the Company’s leases with Salem Leasing Corporation are, in management’s opinion, no less favorable than the Company would have been able to negotiate with an independent third party for similar equipment and services.

Mr. Orr’s son, Donald Fraser Orr, Jr., was the General Manager of the Company’s Polyester Business Unit from the beginning of the fiscal year through November 4, 2005, when he resigned from the Company, and earned a salary of $54,017 for his services during fiscal 2006. Donald Fraser Orr, Jr. was not an executive officer of the Company.

AUDIT COMMITTEE REPORT

The Company’s Audit Committee consists of four independent directors and operates under a written charter adopted by the Board and amended in July 2004. The current members of the Audit Committee are R. Wiley Bourne, Jr., who is the Committee Chair, William J. Armfield, IV, Sue W. Cole, and Donald F. Orr.

The Company’s management is responsible for the Company’s financial statements and reporting process and for establishing and maintaining an adequate system of internal control over financial reporting. Ernst & Young LLP (E&Y), the Company’s independent registered public accounting firm, is responsible for auditing the Company’s consolidated financial statements, for attesting to Management’s Report on Internal Control over Financial Reporting, and for assessing the effectiveness of internal control over financial reporting. The Audit Committee monitors and oversees these processes and is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent registered public accounting firm. Information related to the fees paid to E&Y for services during fiscal 2005 and 2006 is included in the Proxy Statement in the section entitled “Information Relating to the Company’s Independent Registered Public Accounting Firm”.

To fulfill its responsibilities, the Audit Committee:

•	reviewed and discussed with the Company’s management and the independent registered public accounting firm the Company’s audited consolidated financial statements for the fiscal year ended June 25, 2006 and Management’s Report on Internal Control over Financial Reporting for the fiscal year ended June 25, 2006;

•	reviewed management’s representations to us that those audited consolidated financial statements were prepared in accordance with generally accepted accounting principles;

•	discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards 61 (Codification of Statements on Auditing Standards), as amended; and

•	received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with E&Y their independence from the Company.

Based on its discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements for fiscal year 2006 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 25, 2006 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board:

R. Wiley Bourne, Chairperson
William J. Armfield, IV
Sue W. Cole
Donald F. Orr

REPORT OF THE COMPENSATION COMMITTEE
ON EXECUTIVE COMPENSATION

This report of the Compensation Committee of the Board of Directors (the “Committee”) sets forth the Company’s compensation policies with respect to the executives of the Company, including the named executives for whom specific compensation information is reported in the tables included under “Executive Officers and Their Compensation.”

The Committee was composed of four independent directors during fiscal 2006, in accordance with the independence requirements of the New York Stock Exchange Corporate Governance Standards. The Committee discharges the Board’s responsibilities relating to compensation of the Company’s executive officers. Its duties include the review of performance and approval of salaries and other types of compensation for senior management of the Company, advising senior management with respect to the range of compensation to be paid to other employees of the Company, administering and making recommendations to the full Board concerning benefit plans for the Company’s directors, officers and employees and recommending benefit programs and future objectives and goals for the Company.

EXECUTIVE COMPENSATION POLICY

The Committee has developed an executive compensation policy that is primarily based upon the practice of pay-for-performance. In conjunction with this policy, the Committee strives to create a direct relationship between pay levels and individual performance, corporate performance and returns to Shareholders. The Committee vigilantly monitors the results of its executive compensation policy to assure that compensation payable to executive officers provides overall competitive pay levels compared to peer companies, creates proper incentive to enhance Shareholder value, rewards superior performance, and is justified by returns available to Shareholders. In accordance with this policy, the Committee reviews and approves corporate goals and objectives relevant to the compensation of each executive officer of the Company, evaluates each executive officer’s performance in light of these goals and objectives, and sets each executive officer’s compensation level based on this evaluation.

SUMMARY OF EXECUTIVE COMPENSATION COMPONENTS

The Committee views executive compensation in three component parts: base salary, annual incentive compensation and long-term incentive compensation. The primary goals of the Committee in setting executive compensation are: (i) to ensure that the Company’s compensation program for executive officers attracts and retains qualified, talented, and highly motivated personnel, links executive compensation to corporate and individual performance, and is administered in an equitable manner; and (ii) to align the interests of the executives with those of the Shareholders and also with the Company’s performance.

The annual and long-term incentive portions of the executive’s compensation are intended to achieve the Committee’s goal of aligning the executive’s interests with those of the Shareholders and with Company performance. These portions of an executive’s compensation are placed at risk and are linked to the accomplishment of specific results that are designed to benefit the Shareholders and the Company, both in the long and short term. As a result, during years of excellent performance, the executives are provided the opportunity to earn a higher competitive level of compensation and, conversely, in years of below average performance, their compensation may be below competitive levels.

The Committee has considered the impact of Section 162(m) of the Internal Revenue Code on the Company’s executive compensation program. Section 162(m) denies a public company a deduction, except in limited circumstances, for compensation paid to “covered employees,” i.e., those employees named in the “Summary Compensation Table” below, to the extent such compensation exceeds $1,000,000. Based on its review of the likely impact of Section 162(m), the Committee may in the future recommend changes to the Company’s benefit plans in order to qualify compensation paid to covered employees for such exception.

BASE SALARIES

The Committee reviews and approves corporate goals and objectives relevant to the compensation of each executive officer of the Company (including the Chief Executive Officer), evaluates each executive officer’s performance in light of these goals and objectives, and sets each executive officer’s compensation level based on this evaluation. The Committee also provides general oversight of management’s decisions concerning the performance and compensation of the other officers of the Company and reviews compensation ranges and compensation strategy relating to other personnel. In carrying out its duties, the Committee considers the historical practices of the Company, the officer’s leadership and advancement of the Company’s long term strategy, plans and objectives, individual performance and contribution to the Company’s success and salary levels of other executives holding similar positions in certain other textile companies. The base salary for Mr. Lowe is now covered by an agreement with the Company described in this Proxy Statement in the section entitled “Employment and Termination Agreements.”

ANNUAL INCENTIVE COMPENSATION

The Company rewards executives based on each fiscal year’s results and reflects a balance between overall corporate performance and performance of the specific areas of the Company under the individual’s control. The annual cash incentive compensation, in the form of bonuses, is payable based upon the achievement of predetermined, objective performance goals which are specific to each executive. In addition to the objective criteria, bonuses may also be granted based upon the subjective evaluation of the performance and contribution of the respective executive to the Company.

Mr. Lowe’s annual incentive compensation for fiscal 2006 was based entirely upon the Company’s achievement of its budgeted EBITDA target capped at a maximum 50% of his fiscal 2006 base salary. The annual incentive compensation for Messrs. Caudle, McCoy and Holder was based upon the Company’s achievement of two component targets, budgeted EBITDA and working capital, capped at an aggregate maximum of 40% of their respective fiscal 2006 base salaries. As a result of the Company’s performance during fiscal 2006, annual incentive compensation was paid at a level of 42.5% of Mr. Lowe’s fiscal 2006 base salary and at a level of 23.4% of each of the respective fiscal 2006 base salaries of Messrs. Caudle, McCoy and Holder. Information regarding Mr. Parke’s annual incentive compensation is covered under “2006 Compensation for Chief Executive Officer.”

LONG-TERM INCENTIVE COMPENSATION

The 1999 Plan was approved by the Shareholders of the Company at their 1999 Annual Meeting. The 1999 Plan provides for the grant of incentive stock options, non-qualified stock options, restricted stock awards and performance-based awards.

The Company also has two other stock option plans: the 1996 Incentive Stock Option Plan; and the 1996 Non-Qualified Stock Option Plan. No additional options will be granted under these two option plans; however, all outstanding option grants remain in full force and effect under their respective terms.

Stock Options — Stock options provide incentive for the creation of Shareholder value over the long term since the full benefit of an executive officer’s compensation package cannot be realized unless the Common Stock appreciates in value during the term of the option. Unless otherwise provided, options may be exercised until the earlier of ten (10) years from the date of grant or, as to the number of shares then exerciseable, upon the termination of employment of the participant other than by death, disability, retirement, or change of control, when all options vest. No stock options were granted to the executive officers named in the Summary Compensation Table during fiscal year 2006.

Restricted Stock — Restricted stock is granted from time to time to executive officers, primarily for purposes of retention. Restricted stock is subject to forfeiture and may not be disposed of by the recipient until certain restrictions established by the Compensation Committee lapse. Recipients of restricted stock are not required to provide consideration other than the rendering of their services. There were no grants of restricted stock to the executive officers named in the Summary Compensation Table during fiscal 2006.

SUPPLEMENTAL RETIREMENT PLAN

In July 2006, the Company established an unfunded supplemental retirement plan known as the Unifi, Inc. Supplemental Key Employee Retirement Plan (the “Plan”) for a select group of management employees (including the Chief Executive Officer and the other executive officers) for the purpose of providing supplemental retirement benefits. Participants in the Plan are those employees of the Company or its subsidiaries who are determined to be participants in the Plan by the Committee in its sole and exclusive discretion.

The Plan provides for an initial credit to each participant’s account equal to three (3) times the product of the participant’s base salary for the 2005 calendar year multiplied by the participant’s SERP Credit Percentage (8 1/2 % of the annual base salary for executive officers of the Company and 5 1/2 % of the annual base salary for participants who are not officers of the Company). Thereafter, as of the end of each calendar year, each participant’s account shall be credited with an amount equal to the product of such participant’s base salary for such calendar year multiplied by the participant’s applicable SERP Credit Percentage. Each participant’s account will be adjusted as if the balance in such account had been invested in the stocks that make up the Standard & Poor’s 500 Index in the same proportion as their respective weighting therein. Upon a participant’s termination of employment with the Company, the participant shall be entitled to receive the amount credited to such participant’s account in a single lump sum payable six months after the participant’s termination of employment with the Company, except in the event that the participant’s termination is due to death or disability, in which case the participant or the participant’s designated beneficiary, as applicable, shall immediately be entitled to such payout.

OTHER BENEFITS

It is the view of the Committee that offering certain perquisites helps in the operation of the Company’s business as well as assists the Company to recruit and retain key executives. Perquisites are intended to serve a specific business need for the benefit of the Company; however, it is understood that some may be used for personal reasons as well. When perquisites are utilized for purely personal reasons, the cost is imputed to the executive officer as income and the executive officer is responsible for all applicable taxes. The executive officers of the Company are eligible to receive group life insurance benefits on the same terms applicable to the Company’s other employees and also participate in the Company’s Retirement Savings Plan. To the extent they are required to be reported, these benefits are disclosed in the Summary Compensation Table that follows this report.

2006 COMPENSATION FOR CHIEF EXECUTIVE OFFICER

The general compensation policy described previously is equally applicable to the compensation decisions made with respect to Mr. Parke, the Company’s CEO. Mr. Parke’s base salary was $750,000, as provided by the terms of his employment agreement with the Company described under “Employment and Termination Agreements.” His long-term compensation during fiscal 2006 was based on the same factors generally applicable to the other executive officers of the Company described above. As a result, Mr. Parke was not granted any options or shares of restricted stock during fiscal 2006.

Annual incentive compensation for Mr. Parke was based upon two component targets, the Company’s achievement of its budgeted EBITDA and the Company’s Chinese joint venture’s achievement of its budgeted EBITDA, and was capped at an aggregate maximum of 75% of his fiscal 2006 base salary. As a result of the Company’s performance during fiscal 2006 Mr. Parke merited annual incentive compensation in the amount of $292,500, or 39.0% of his fiscal 2006 base salary. However, consistent with his decision following fiscal 2005, Mr. Parke elected not to accept this compensation as the Company was not profitable during fiscal 2006. As the Company’s Chinese joint venture did not achieve its budgeted EBITDA goals for fiscal 2006, no annual incentive compensation was merited by Mr. Parke due to the performance of the Chinese joint venture.

COMMITTEE’S JUDGMENT

It is the judgment of the Compensation Committee that in fiscal 2006, and for the three fiscal years ending June 25, 2006, the total compensation to the Company’s executive officers was appropriate for the performance of the Company and to retain and motivate such executives in the future.

Submitted by the Compensation Committee of the Board:

William J. Armfield, IV, Chairman
Charles R. Carter
Sue W. Cole
Donald F. Orr

EXECUTIVE OFFICERS AND THEIR COMPENSATION

The following Summary Compensation Table shows the compensation of the Chief Executive Officer (“CEO”), and the Company’s four other most highly compensated executive officers employed at the end of fiscal year 2006, in each case, for services rendered in all capacities during the periods indicated.

UNIFI, INC. SUMMARY COMPENSATION TABLE

					Long Term Compensation
		Annual Compensation			Restricted	Securities	All Other
				Other Annual	Stock	Underlying	Compensation
Name and Principal Position	Year	Salary	Bonus	Compensation(1)	Awards($)(2)	Options/SARs(#)(3)	($)(4)

Brian R. Parke	2006	$750,000	$—	$—	$—	—	$20,257
President, CEO	2005	$750,000	$—	$59,649	$—	600,000	$37,694
and Chairman of the Board	2004	$750,000	$—	$80,011	$—	—	$30,914

William M. Lowe, Jr.	2006	$550,008	$233,750	$—	$—	—	$6,781
Vice President, COO	2005	$550,008	$220,003	$—	—	300,000	$134,962
and Chief Financial Officer	2004	$175,000	$75,000	$—	$130,200	20,000	$41,903

Thomas H. Caudle, Jr.	2006	$250,008	$58,502	$—	$—	—	$9,406
Vice President, Global	2005	$237,208	$154,191	$857	$—	120,000	$12,529
Operations	2004	$223,308	$—	$2,563	$—	—	$10,299

Charles F. McCoy	2006	$215,004	$50,311	$—	$—	—	$9,260
Vice President, Sec., General	2005	$209,504	$92,086	$9,086	$—	100,000	$13,844
Counsel and Corp.	2004	$203,004	$—	$31,170	$—	—	$5,512
Governance Officer

Benny L. Holder	2006	$215,004	$50,311	$—	$—	—	$9,239
Vice President, Information	2005	$209,504	$64,501	$—	$—	100,000	$10,698
Technology	2004	$203,004	$—	$—	$—	—	$8,435

Footnotes:

(1)	As permitted by the SEC’s rules regarding disclosure of executive compensation in proxy statements, this column excludes perquisites and other personal benefits of the named executive officer if their total cost does not exceed the lesser of (i) 10% of the sum of the amounts of salary and bonus for the named executive officer, or (ii) $50,000. To the extent reportable, the amounts reported under “Other Annual Compensation” for the periods indicated include the following items: foreign housing expenses for Mr. Parke ($24,869 in 2005 and $20,415 in 2004); automobile allowance for Mr. Parke ($15,905 in 2005) and for Mr. McCoy ($13,295 in 2004); personal use of Company aircraft for Mr. Parke ($21,859 in 2004) and for Mr. McCoy ($9,791 in 2004); and tax reimbursement for Mr. Parke ($5,801 in 2005 and $17,669 in 2004), for Mr. Caudle ($857 in 2005 and $2,563 in 2004) and for Mr. McCoy ($9,086 in 2005 and $7,914 in 2004). The Company sold its aircraft in the 2004 fiscal year.

(2)	On January 6, 2004, the Company granted Mr. Lowe 20,000 restricted shares. The closing price of the Common Stock as reported on the New York Stock Exchange was $6.51 per share on that date. Pursuant to the terms of this grant, Mr. Lowe receives the same cash dividends as other Shareholders owning Common Stock. The restrictions imposed on the restricted shares lapse with respect to one-fifth of the shares on January 6th each year, beginning with the year the shares were granted. At June 25, 2006, Mr. Lowe owned an aggregate of 8,000 restricted shares that had a market value of $23,600 based on the closing price of $2.95 per share of the Common Stock as reported by the New York Stock Exchange on that date.

(3)	Amounts in this column reflect the number of stock options granted during such fiscal year to the listed individuals.

(4)	The components of the amounts shown in this column for fiscal 2006 consists of the following: (i) a director’s fee for Mr. Parke of $4,000; (ii) insurance benefits as follows: Mr. Parke — $5,898; Mr. Lowe — $1,452; Mr. Caudle — $660; Mr. McCoy — $568; and Mr. Holder — $568; and (iii) allocation of the Company’s contribution to the Unifi, Inc. Retirement Savings Plan as follows: Mr. Parke — $10,359; Mr. Lowe — $5,329; Mr. Caudle — $8,746; Mr. McCoy — $8,692; and Mr. Holder — $8,671.

OPTION GRANTS, EXERCISES AND OPTION/SAR VALUES

There were no options granted to the executive officers named in the Summary Compensation Table during fiscal 2006. The following table sets forth information regarding option exercises during fiscal 2006 and the number and value of unexercised options held at fiscal year-end.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
OPTION/SAR VALUES

			Number of Securities
			Underlying Unexercised		Value of Unexercised
	Shares Acquired	Value	Options/SARS		In-the-Money Options/SARs
	on Exercise	Realized	at Year End		at Fiscal Year End (1)
Name	(#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Parke	0	$0	993,179	199,980	$75,992	$38,008
Lowe	0	$0	220,010	99,990	$37,996	$19,004
Caudle	0	$0	190,228	39,996	$15,198	$7,602
McCoy	0	$0	171,894	33,330	$12,665	$6,335
Holder	0	$0	198,170	33,330	$12,665	$6,335

Footnotes:

(1)	The fair market value of the Company’s Common Stock at fiscal year-end, June 25, 2006, was $2.95.

EMPLOYMENT AND TERMINATION AGREEMENTS

Agreement with Mr. Parke

Pursuant to an employment agreement between the Company and Mr. Parke effective January 23, 2002, Mr. Parke is employed by the Company as its President and Chief Executive Officer for a rolling three (3) year term which is automatically extended on a day by day basis until such date as either the Company or Mr. Parke shall terminate the automatic extensions by providing proper notice to the other. Under the terms of the agreement, Mr. Parke will receive an annual base salary of at least $750,000, plus any other additional compensation or bonuses in the Board’s discretion. In addition, Mr. Parke and his eligible family members are entitled to participate in any benefit plans offered to other senior executives of the Company on terms no less favorable than offered to other executives.

Agreement with Mr. Lowe

On July 25, 2006, the Company entered into an employment agreement with William M. Lowe, Jr., the Company’s Vice President, Chief Financial Officer and Chief Operating Officer. The agreement provides for a rolling three (3) year term which is automatically extended on a day by day basis until such date as either the Company or Mr. Lowe shall terminate the automatic extensions by providing proper notice to the other. Under the terms of the agreement, Mr. Lowe will receive an annual base salary of at least $550,000, plus any other additional compensation or bonuses in the discretion of the Compensation Committee. In addition, Mr. Lowe and his eligible family members are entitled to participate in any benefit plans and other benefits as are offered to other senior executives of the Company on terms no less favorable than offered to such other executives.

Change of Control Agreement with Various Officers

The Company entered into Change of Control Agreements with William M. Lowe, Jr., Thomas H. Caudle, Jr., Benny L. Holder, and Charles F. McCoy on November 1, 2005 (each, an “Officer”). The agreements provide that if an Officer’s employment is terminated involuntarily, other than by death or disability or cause, or voluntarily, other than for good reason, after a change in control of the Company, such Officer will receive certain benefits. The present value of those benefits will be 2.99 times the average of such Officer’s annual taxable compensation paid during the five (5) calendar years (or the period of such Officer’s employment with the Company if such Officer has been employed with the Company for less than five calendar years) preceding the change of control of the Company, limited to the amount deductible by the Company and as may be subject to excise taxes under the Internal Revenue Code, all as determined by the Company’s independent certified public accountants, whose decision shall be binding upon the Company and such Officer. These benefits will be paid to such Officer in equal installments over a twenty-four (24) month period.

For purposes of the agreements, a change of control is deemed to occur if, among other things, (i) there shall be consummated any consolidation or merger of the Company or the sale of all or substantially all of the assets of the Company, (ii) the Shareholders of the Company have approved any plan or proposal for the liquidation or dissolution of the Company, (iii) any person acquires twenty percent (20%) or more of the outstanding voting stock of the Company, or (iv) if there is a change in the majority of directors under specified conditions within a two (2) year period. The benefits under these Change of Control Agreements are contingent and therefore not reported under the Summary Compensation Table.

PERFORMANCE GRAPH — SHAREHOLDER RETURN ON COMMON STOCK

Set forth below is a line graph comparing the cumulative total Shareholder return on the Company’s Common Stock with (i) the New York Stock Exchange Composite Index, a broad equity market index, and (ii) a peer group selected by the Company in good faith (the “Peer Group”), assuming in each case, the investment of $100 on June 25, 2001 and reinvestment of dividends. Including the Company, the Peer Group consists of fourteen publicly traded textile companies, including Albany International Corp., Culp, Inc., Decorator Industries, Inc., Dixie Group, Inc., Hallwood Group Inc., Hampshire Group, Limited, Innovo Group Inc., Interface, Inc., JPS Industries, Inc., Lyndall, Inc., Marisa Christina, Inc., Mohawk Industries, Inc., and Quaker Fabric Corporation.

COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN*
AMONG UNIFI, INC., THE NYSE COMPOSITE INDEX AND A PEER GROUP

Company	June 2001	June 2002	June 2003	June 2004	June 2005	June 2006

Unifi, Inc.	$100.00	$137.11	$75.47	$33.46	$49.81	$37.11
NYSE Composite	$100.00	$86.38	$86.53	$103.07	$113.14	$122.41
Peer Group	$100.00	$159.33	$134.89	$169.19	$185.14	$172.42

*	$100 invested on June 24, 2001 in stock index — including reinvestment of dividends.

INFORMATION RELATING TO THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Pursuant to its authority, the Company’s Audit Committee will select the Company’s independent registered public accounting firm for the current fiscal year at a meeting subsequent to the Annual Meeting of Shareholders. Ernst & Young LLP was selected as the Company’s independent registered public accounting firm for fiscal year ended June 25, 2006. Ernst & Young LLP has been the Company’s independent auditors since 1990. Representatives of Ernst & Young LLP will attend the Annual Meeting of Shareholders. They will have the opportunity to make a statement if they so desire and to answer appropriate questions from Shareholders.

Fees Paid to Independent Registered Public Accounting Firm

The fees paid to Ernst & Young LLP for services rendered to the Company for the fiscal years indicated below were as follows:

	Fiscal Year Ended
	June 25,	June 26,
	2006	2005

Audit Fees(1)	$1,545,500	$945,500
Audit-Related Fees(2)	12,000	86,000
Tax Fees(3)	68,450	129,000
All Other Fees(4)	2,000	1,500

(1)	For fiscal 2006, includes $291,000 of fees for consultation services related to the $190 million 11.5% senior secured note offering.

(2)	For fiscal 2006, this amount consists of aggregate fees paid for audit services related to the employee benefit plan of the Company’s former Irish subsidiary. For fiscal 2005, this amount consists of aggregate fees paid for audit services related to the employee benefit plan of the Company’s former Irish subsidiary, due diligence for the Company’s Chinese joint venture and fees for consultations related to audit and accounting matters.

(3)	Consists of aggregate fees paid for tax compliance, consultation and related tax matters.

(4)	For fiscal 2006, this amount consists of fees paid for the use of “EYOnline,” an Ernst & Young LLP research tool, and for continuing professional education seminars. For fiscal 2005, this amount consists entirely of fees paid for the use of “EYOnline”.

Policy on Audit Committee Pre-Approval of the Audit and Permissible Non-Audit Services by the Company’s Independent Registered Public Accounting Firm

The Audit Committee has adopted a policy governing the provision of all audit and non-audit services by the Company’s independent registered public accounting firm. Pursuant to this policy, the Audit Committee will annually consider and approve, if appropriate, the provision of audit services (including audit review and attest services) and of certain specific defined permitted non-audit services (“pre-approved services”) by its independent registered public accounting firm. It will also consider on a case-by-case basis and, if appropriate, approve specific engagements that do not fit within the definition of pre-approved services.

The policy provides that any proposed engagement that does not fit within the definition of a pre-approved service must be presented to the Audit Committee for consideration (a) at a regular meeting, (b) at a special meeting called to consider the proposed engagement or by a unanimous written consent of the Audit Committee or (c) by the Chairperson of the Audit Committee, or another member of the Audit Committee. If permissible non-audit services are pre-approved by the Chairperson or another member of the Committee, that decision is required to be presented at the next meeting of the Audit Committee. The Audit Committee will regularly review summary reports detailing all services (and related fees and expenses) being provided to the Company by the independent registered public accounting firm.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and any person who owns more than ten percent of the Company’s stock, to file with the Securities and Exchange Commission (“SEC”) initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock. Such persons are required by the SEC’s regulations to furnish the Company with copies of all Section 16(a) reports they filed.

To the Company’s knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that no other reports were required, all such Section 16(a) filings were timely made during the fiscal year ended June 25, 2006.

SHAREHOLDER PROPOSALS

The deadline for submission of Shareholder proposals pursuant to Rule 14a-8 under the Exchange Act for inclusion in the Company’s proxy statement for its 2007 Annual Meeting of Shareholders is May 29, 2007. Any Shareholder proposal to be submitted at the 2007 Annual Meeting of Shareholders (but not required to be included in the Company’s proxy statement), must be received by August 12, 2007, or such proposal will be considered untimely pursuant to Rules 14a-4 and 14a-5(e) under the Exchange Act and the persons named in the proxies solicited by us may exercise discretionary voting authority with respect to such proposal. Proposals which Shareholders intend to present at the Company’s 2007 Annual Meeting of Shareholders or wish to have included in the Company’s proxy materials should be sent registered, certified or express mail to Charles F. McCoy, Vice President, Secretary and General Counsel of the Company, at 7201 West Friendly Avenue, Greensboro, North Carolina, 27410.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

The SEC has adopted rules permitting registrants to send a single set of the annual report and proxy statement to any household at which two or more Shareholders reside if the registrant believes they are members of the same family. Each Shareholder will continue to receive a separate proxy card. This procedure, referred to as “householding,” reduces the volume of duplicate information Shareholders receive and reduces the expense to the registrant. The Company has not implemented these householding rules with respect to its record holders; however, a number of brokerage firms have instituted householding which may impact certain beneficial owners of the Common Stock. If your family has multiple accounts by which you hold the Common Stock, you may have received a householding notification from your broker. Please contact your broker directly if you have any questions, require additional copies of the proxy statement or annual report, or wish to revoke your decision to household, and thereby receive multiple reports. Those options are available to you at any time.

ANNUAL REPORT

The Company’s 2006 Annual Report on Form 10-K, including financial statements, accompanies this Proxy Statement. Upon written request, the Company will provide without charge to any Shareholder of record or beneficial owner of Common Stock a copy of the Company’s Annual Report on Form 10-K (without exhibits) for the fiscal year ended June 25, 2006, including financial statements, filed with the SEC. Any such request should be directed to William M. Lowe, Jr., the Company’s Vice President, Chief Operating Officer and Chief Financial Officer, at 7201 West Friendly Avenue, Greensboro, North Carolina, 27410.

OTHER MATTERS

The Board does not intend to present any items of business other than those stated in the Notice of Annual Meeting of Shareholders. If other matters are properly brought before the meeting, the persons named in the accompanying proxy will vote the shares represented by it in accordance with their best judgment. Discretionary authority to vote on other matters is included in the proxy.

BY ORDER OF THE BOARD OF DIRECTORS

Charles F. McCoy
Vice President, Secretary and General Counsel

Greensboro, North Carolina
September 26, 2006

APPENDIX A

DIRECTOR INDEPENDENCE STANDARDS

A majority of Board of Directors of Unifi, Inc. (the “Company”) shall be independent. No director shall qualify as “independent” unless the Board of Directors affirmatively determines that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). In making such determination, the Board of Directors shall consider the factors identified below, as well as such other factors that the Board of Directors may deem relevant. A director will not be deemed independent if:

1.	the director is employed by the Company or any of its affiliates (as used herein, such term shall have the meaning set forth in Rule 144(a)(1) promulgated under the Securities Act of 1933, as amended) or was employed by the Company or any of its affiliates at any time during the preceding year, provided that as of November 4, 2004 (the “Effective Date”), the lookback period shall be three years;

2.	the director is a member of the immediate family of an individual who is, or has been, employed by the Company or any of its affiliates as an executive officer at any time during the preceding year, provided that as of the Effective Date the lookback period shall be three years;

3.	the director (a) presently receives, or his or her immediate family member receives, more than $100,000 per year in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), or (b) the director or the director’s immediate family member had received such compensation within the preceding year, provided that as of the Effective Date the lookback period shall be three years [Note: Compensation received by an immediate family member for service as a non-executive employee of the Company need not be considered in determining independence under this test.];

4.	the director (a) is presently affiliated with or employed by, or his or her immediately family member is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Company, or (b) the director or the director’s immediate family member had been affiliated with or employed by such internal or external auditor of the Company within the preceding year, provided that as of the Effective Date the lookback period shall be three years;

5.	the director (a) is presently an executive officer or an employee, or his or her immediate family member is an executive officer, of another company that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds $1 million or 2 percent of such other company’s consolidated gross revenues for its last fiscal year, whichever is greater, or (b) the Company and the company of which director is an executive officer or employee or his or her immediate family member is an executive officer had such relationship within the preceding year, provided that as of the Effective Date the lookback period shall be three years;

6.	the director is affiliated with, or his or her immediate family member is affiliated with, a paid advisor or consultant to the Company;

7.	the director has, or his or her immediate family member has, a personal services contract with the Company;

8.	the director or his or her immediate family member is employed and compensated by a foundation, university or other nonprofit institution that has received significant charitable contributions from the Company that are disclosed or will be required to be disclosed in the Company’s proxy statement; and

9.	the director (a) is presently employed, or his or her immediate family member is presently employed, as an executive officer of another company where any of the Company’s present executive officers serves on that company’s compensation committee, or (b) such director or his or her immediate family member was employed in such capacity within the preceding year, provided that as of the Effective Date the lookback period shall be three years.

In addition to being independent as determined by the Board of Directors in accordance with the factors set forth above, (a) members of the Audit Committee may not (i) receive, directly or indirectly, any compensation other than directors’ fees from the Company, or (ii) be an “affiliated person” of the Company or any of its subsidiaries as such term is defined under Rule 10A-3 promulgated pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (b) members of the Compensation Committee must qualify as “outside directors” as such term is defined under Section 162(m) of the Internal Revenue Code of 1986, as amended, and as “non-employee directors” as such term is defined under Rule 16b-3 promulgated under the Exchange Act.

ANNUAL MEETING OF SHAREHOLDERS OF
UNIFI, INC.
October 25, 2006
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.
¯ Please detach along perforated line and mail in the envelope provided. ¯

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	To elect the eight (8) Directors listed below to serve until the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified:

NOMINEES:
☐	FOR ALL NOMINEES	O	William J. Armfield, IV
		O	R. Wiley Bourne, Jr.
☐	WITHHOLD AUTHORITY	O	Charles R. Carter
	FOR ALL NOMINEES	O	Sue W. Cole
		O	J.B. Davis
☐	FOR ALL EXCEPT	O	Kenneth G. Langone
	(See instructions below)	O	Donald F. Orr
		O	Brian R. Parke

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

In their discretion, the proxies are authorized to vote upon such other business as properly may come before the Annual Meeting of Shareholders.

The undersigned hereby authorizes the proxies, in their discretion, to vote on any other business which may properly be brought before the meeting or any adjournment thereof to the extent authorized by Rule 14a-4(c) promulgated by the Securities and Exchange Commission.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED FOR EACH OF THE BOARD OF DIRECTORS’ NOMINEES FOR DIRECTOR SPECIFIED IN PROPOSAL NO. 1, UNLESS A CONTRARY CHOICE IS SPECIFIED, IN WHICH CASE THE PROXY WILL BE VOTED AS SPECIFIED.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, dated September 26, 2006, and the Proxy Statement furnished therewith.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

⁪
UNIFI, INC.
ANNUAL MEETING, OCTOBER 25, 2006
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned hereby appoints William M. Lowe, Jr. and Charles F. McCoy, or either of them, with full power of substitution, as attorneys and proxies to represent and vote all shares of Unifi, Inc. Common Stock which the undersigned is entitled to vote at the Annual Meeting of the Shareholders to be held at the Company’s corporate headquarters at 7201 West Friendly Avenue, in Greensboro, North Carolina, on Wednesday, October 25, 2006, at 9:00 A.M. Eastern Daylight Savings Time, and any adjournment or adjournments thereof as follows:

(Continued and to be signed on the reverse side.)

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